UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 16, 2013

United Security Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-14549	63-0843362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

131 West Front Street
Post Office Box 249
Thomasville, Alabama 36784
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (334) 636-5424

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders (the “Annual Meeting”) of United Security Bancshares, Inc. (the “Company”) was held on May 16, 2013.  Summarized below are descriptions of the matters voted on at the Annual Meeting and the final results of such voting:

Proposal 1 – Election of Directors.  The shareholders elected each of the director nominees to serve as directors during the ensuing year. The voting for the directors at the Annual Meeting was as follows:

Name	Votes For	Withhold Authority	Broker Non-Votes

Andrew C. Bearden, Jr.	3,446,451	259,463	1,051,345

Linda H. Breedlove	3,341,432	364,482	1,051,345

Gerald P. Corgill	3,512,444	193,470	1,051,345

John C. Gordon	3,345,494	360,420	1,051,345

William G. Harrison	3,309,852	396,062	1,051,345

James F. House	3,580,626	125,288	1,051,345

J. Lee McPhearson	3,399,080	306,834	1,051,345

Jack W. Meigs	3,394,090	311,824	1,051,345

A. J. Strickland, III	3,450,280	255,634	1,051,345

Howard M. Whitted	3,351,131	354,783	1,051,345

Bruce N. Wilson	3,350,631	355,283	1,051,345

Proposal 2 – Approval of the United Security Bancshares, Inc. 2013 Incentive Plan.  The shareholders approved the United Security Bancshares, Inc. 2013 Incentive Plan.   The result of the vote taken at the Annual Meeting was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes

3,101,652	392,697	211,565	1,051,345

Proposal 3 – Ratification of the Appointment of Carr, Riggs & Ingram, LLC as the Company’s Independent Registered Public Accountants for the Year Ending December 31, 2013.  The shareholders ratified the appointment of Carr, Riggs & Ingram, LLC as the Company’s independent registered public accountants for the year ending December 31, 2013.  The result of the vote taken at the Annual Meeting was as follows:

Votes For	Votes Against	Abstain

4,541,148	58,970	157,141

Proposal 4 – Advisory Approval of Executive Compensation.  The shareholders adopted a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s 2013 proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.  The result of the vote taken at the Annual Meeting was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes

3,038,675	439,922	227,317	1,051,345

Item 8.01    Other Events.

On May 17, 2013, the Company issued a press release announcing the election of Andrew C. Bearden, Jr. and John C. Gordon as Chairperson and Vice-Chairperson, respectively, of the Board of Directors of the Company and the Company’s banking subsidiary, First United Security Bank.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.         Exhibit

99.1                     Press Release dated May 17, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 20, 2013	UNITED SECURITY BANCSHARES, INC.

		By:	/s/ Beverly J. Dozier
		Name:	Beverly J. Dozier
Vice President, Secretary and Assistant Treasurer